SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2004

Thor Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio (Address of Principal Executive Offices)	45334-0629 (Zip Code)

Registrant’s telephone number, including area code: (937) 596-6849

(Former name or address, if changed since last report)

N/A

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Copy of press release, dated May 3, 2004, issued by Thor Industries, Inc.

Item 12. Results of Operations and Financial Condition.

     On May 3, 2004, Thor Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the three months ended April 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     In accordance with general instruction B.6 to Form 8-K, the information set forth in this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: May 4, 2004	By: /s/ Walter Bennett Name: Walter Bennett Title: Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Copy of press release, dated May 3, 2004, issued by the Company